UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2008
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27264	33-0687976
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

750 Battery Street, Suite 330
	San Francisco CA	94111
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 7, 2008, VIA Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it has enrolled the first patient in its Phase 2 clinical trial that utilizes Positron Emission Tomography with fluorodeoxyglucose tracer (FDG-PET) to measure the ability of the Company’s lead drug candidate, VIA-2291, to reduce vascular inflammation in treated patients. The Company also provided a comprehensive update of its VIA-2291 Phase 2 clinical program.
     A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.

Date: January 7, 2008
	By:	/s/ James G. Stewart

James G. Stewart
	Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 7, 2008

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